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                                                                    Exhibit 32.1

                       CERTIFICATION OF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C SECTION 1350

In connection with form 10QSB of Prevention Insurance.com for the quarter ending October 31st 2005, I Scott Goldsmith, President of Prevention Insurance.Com. Hereby certify pursuant to 18 U.S.C ss 1350 as adopted pursuant to ss 906 of Sarbanes-Oxley Act of 2002 to the best of my knowledge and believe that:

     (1) Such form IOQSB for Quarter ended October 31, 2005, fully complies with the requirements of section 13 {a) or 15 {d} of the securities exchange act of 1934; and

     (2) The information contained is such Form IOQSB for quarter ended October 31st, 2005, fairly presents, in all material respects, the financial condition and results of of operations of Prevention Insurance.com



                                             Prevention Insurance.com

                                             By:  /s/ Scott Goldsmith
                                                -----------------------------
                                                Scott Goldsmith, President